-------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) January 6, 2006


                                  CWHEQ, INC.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




                Delaware                     333-126790          87-0698310
      ----------------------------         --------------   -------------------
      (State or Other Jurisdiction          (Commission       (I.R.S. Employer
            of Incorporation)               File Number)    Identification No.)

            4500 Park Granada
          Calabasas, California                                    91302
      ----------------------------                             --------------
          (Address of Principal                                  (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
-------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 8.
---------

Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
---------------------------------

      CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of December 29, 2005 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2005-K. On January 6, 2006, the Subsequent Closing Date, additional Home Equity Loans were transferred to the Trust. The final mortgage loan pool is reflected in the attached Detailed Description.



---------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 4, 2004 and the Prospectus Supplement dated December 27, 2005 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2005-K.

      The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.

                                 Loan Group 1

               Principal Balances for the Group 1 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
 Range of Principal Balances ($)   Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
       0.01 - 10,000.00......     $    6,687,578    1,013        2.16%    $   6,602     6.446%     297.32       716        78.1%
  10,000.01 - 20,000.00......         35,649,934    2,250       11.50        15,844     6.828      297.85       708        82.8
  20,000.01 - 30,000.00......         63,697,179    2,493       20.55        25,550     7.211      298.10       706        86.5
  30,000.01 - 40,000.00......         60,647,887    1,723       19.56        35,199     7.227      298.40       714        87.4
  40,000.01 - 50,000.00......         55,376,543    1,233       17.86        44,912     7.443      299.31       712        88.3
  50,000.01 - 60,000.00......         20,893,578      377        6.74        55,421     6.916      299.94       712        85.3
  60,000.01 - 70,000.00......         13,482,515      207        4.35        65,133     6.751      299.20       699        84.6
  70,000.01 - 80,000.00......         11,861,360      157        3.83        75,550     6.704      300.98       701        81.2
  80,000.01 - 90,000.00......          9,163,091      107        2.96        85,636     6.924      296.65       710        82.0
  90,000.01 - 100,000.00.....         10,353,804      106        3.34        97,677     6.864      298.78       699        77.3
 100,000.01 - 125,000.00.....          9,918,888       88        3.20       112,715     6.218      299.30       722        79.4
 125,000.01 - 150,000.00.....          9,569,874       68        3.09       140,733     6.759      299.61       716        77.5
 150,000.01 - 175,000.00.....          1,921,770       12        0.62       160,148     7.117      298.34       733        77.5
 175,000.01 - 200,000.00.....            534,951        3        0.17       178,317     6.999      299.00       715        66.0
 225,000.01 - 250,000.00.....            241,000        1        0.08       241,000     8.375      300.00       658        69.8
                                 ---------------  -------    ----------
    Total...................      $  309,999,951    9,838      100.00%
                                 ===============  =======    ==========

      As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 1 was approximately $31,510.

                 Loan Programs for the Group 1 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
 Description of Loan Programs      Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
10 Year Draw, 20 Year Repay..     $    6,344,805       165       2.05%    $  38,453      7.925%    359.05       724        93.0%
5 Year Draw, 10 Year Repay...            191,217         3       0.06        63,739      8.346     177.00       720        99.2
10 Year Draw, 15 Year Repay(1)       302,138,442     9,628      97.46        31,381      7.045     298.03       709        84.8
15 Year Draw, 0 Year Repay...          1,275,996        40       0.41        31,900      8.412     169.95       724        91.7
15 Year Draw, 10 Year Repay..             49,491         2       0.02        24,745      7.647     293.10       727        91.4
                                  --------------  --------   ----------
     Total...................     $  309,999,951      9,838    100.00%
                                  ==============  ========   ==========

--------------
(1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

                                      3


                                      Loan Rates for the Group 1 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
 Range of Loan Rates (%)           Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
   3.501  - 4.000............     $  79,261,561     2,647      25.57%     $  29,944      3.990%    299.27       705        78.8%
   4.501  - 5.000............            90,650         3       0.03         30,217      5.000     295.61       713        89.0
   5.001  - 5.500............         5,351,680       156       1.73         34,306      5.497     297.29       712        92.5
   5.501  - 6.000............        16,578,999       457       5.35         36,278      5.773     298.49       708        91.5
   6.001  - 6.500............         2,443,594        73       0.79         33,474      6.457     299.03       718        84.6
   6.501  - 7.000............        49,216,507     1,649      15.88         29,846      6.921     298.01       726        85.2
   7.001  - 7.500............        28,221,392       869       9.10         32,476      7.375     298.95       723        76.4
   7.501  - 8.000............        23,213,253       606       7.49         38,306      7.873     301.66       716        84.2
   8.001  - 8.500............        18,452,104       515       5.95         35,829      8.326     301.40       704        86.9
   8.501  - 9.000............        23,009,333       720       7.42         31,957      8.831     296.39       705        86.1
   9.001  - 9.500............        23,784,961       792       7.67         30,032      9.378     297.27       719        92.2
   9.501  -10.000............        14,181,635       491       4.57         28,883      9.848     298.05       683        90.3
  10.001  -10.500............        16,707,091       539       5.39         30,996     10.457     297.75       696        95.5
  10.501  -11.000............         2,945,927       106       0.95         27,792     10.779     296.19       698        94.6
  11.001  -11.500............         3,186,422        97       1.03         32,850     11.410     296.14       682        95.8
  11.501  -12.000............         2,578,423        86       0.83         29,982     11.764     297.64       653        95.8
  12.001  -12.500............           278,472        15       0.09         18,565     12.333     292.21       662        94.0
  12.501  -13.000............           449,020        14       0.14         32,073     12.750     298.69       648        96.5
   Greater than 13.000.......            48,929         3       0.02         16,310     13.487     297.90       685        91.4
                                 --------------  --------   ---------
    Total....................    $  309,999,951     9,838     100.00%
                                 ==============  ========  ==========


      As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 1 was approximately 7.070%.

     Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
 Range of Months Remaining to        Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
      Scheduled Maturity           Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
109 - 120....................     $      84,384         1       0.03%     $  84,384     8.950%     116.00       647        90.0%
169 - 180....................         1,382,829        42       0.45         32,925     8.370      174.22       729        92.9
193 - 204....................            12,096         1       0.00         12,096     8.875      202.00       753        88.3
205 - 216....................             4,213         1       0.00          4,213     7.375      206.00       759        80.0
217 - 228....................            78,964         9       0.03          8,774     9.162      223.43       697        81.7
229 - 240....................         1,468,270        54       0.47         27,190     8.628      238.16       726        74.1
241 - 252....................            19,750         2       0.01          9,875     7.485      243.76       705        92.9
253 - 264....................           225,094        11       0.07         20,463     7.346      259.01       729        90.4
265 - 276....................         1,336,484        72       0.43         18,562     7.765      270.58       741        84.3
277 - 288....................         3,300,675       143       1.06         23,082     8.074      283.33       728        83.9
289 - 300....................       295,742,386     9,337      95.40         31,674     7.022      298.68       709        84.8
349 - 360....................         6,344,805       165       2.05         38,453     7.925      359.05       724        93.0
                                 --------------  --------   ---------
    Total....................    $  309,999,951     9,838     100.00%
                                 =============== ========   =========


      As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 1 was approximately 299.

      The above table assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                      4

         Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
 Range of Combined Loan-to-          Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
       Value Ratio (%)             Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
  0.01 - 10.00...............     $       16,000        1        0.01%    $  16,000     3.990%     300.00       742         6.3%
 10.01 - 20.00...............            165,000        3        0.05        55,000     8.477      299.21       640        16.5
 20.01 - 30.00...............            536,526       23        0.17        23,327     5.623      299.01       735        25.6
 30.01 - 40.00...............          3,136,414      100        1.01        31,364     5.830      297.50       723        35.9
 40.01 - 50.00...............          6,859,847      220        2.21        31,181     5.921      296.67       714        45.4
 50.01 - 60.00...............         12,039,397      395        3.88        30,479     6.087      298.05       712        55.4
 60.01 - 70.00...............         34,865,656    1,059       11.25        32,923     5.945      297.87       714        66.9
 70.01 - 80.00...............         48,804,866    1,458       15.74        33,474     6.295      298.64       700        78.0
 80.01 - 90.00...............         91,276,487    3,380       29.44        27,005     7.405      298.15       706        88.6
 90.01 -100.00...............        112,299,758    3,199       36.23        35,105     7.699      299.60       715        98.0
                                  --------------  -------   ---------
     Total...................     $  309,999,951    9,838      100.00%
                                  ==============  ========  =========


      As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 1 was approximately 84.97%.



                                      5


      The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

            Geographic Distribution for the Group 1 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
          State                    Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
Alabama......................     $   2,328,235        95        0.75%    $  24,508     6.927%     296.96       711        92.5%
Alaska.......................           884,486        26        0.29        34,019     6.687      302.30       710        91.0
Arizona......................        21,052,638       592        6.79        35,562     7.207      297.44       709        86.3
California...................        48,600,384     1,414       15.68        34,371     6.884      298.35       709        75.0
Colorado.....................        14,006,563       432        4.52        32,423     7.207      298.26       713        90.7
Connecticut..................         3,334,435       102        1.08        32,691     7.454      297.99       697        81.1
Delaware.....................           924,139        28        0.30        33,005     6.543      302.69       703        86.3
District of Columbia.........           827,570        21        0.27        39,408     5.517      297.94       694        78.9
Florida......................        33,277,420       965       10.73        34,484     7.367      298.83       704        86.3
Georgia......................         7,099,471       262        2.29        27,097     7.246      299.59       710        92.1
Hawaii.......................         4,077,373        95        1.32        42,920     6.669      298.18       719        75.7
Idaho........................         2,959,330       108        0.95        27,401     7.694      297.07       717        89.3
Illinois.....................        14,415,166       484        4.65        29,783     7.237      300.16       711        88.3
Indiana......................         3,187,190       135        1.03        23,609     7.151      298.07       710        90.3
Iowa.........................           685,080        35        0.22        19,574     6.336      297.41       733        92.9
Kansas.......................         2,393,823        88        0.77        27,203     7.412      297.75       713        95.7
Kentucky.....................         2,641,564        95        0.85        27,806     7.099      298.81       722        92.0
Louisiana....................           132,044         6        0.04        22,007     5.758      298.91       711        93.0
Maine........................         1,114,455        41        0.36        27,182     6.573      303.34       715        82.1
Maryland.....................         7,570,504       227        2.44        33,350     6.497      297.32       700        83.6
Massachusetts................         5,349,568       178        1.73        30,054     6.965      299.62       700        77.0
Michigan.....................         8,525,491       329        2.75        25,913     7.331      301.42       710        90.0
Minnesota....................         6,051,453       205        1.95        29,519     7.460      298.14       711        87.4
Mississippi..................           418,407        17        0.13        24,612     6.273      299.01       716        93.3
Missouri.....................         4,562,276       186        1.47        24,528     6.767      299.78       720        92.5
Montana......................         1,661,492        64        0.54        25,961     6.848      300.59       712        80.1
Nebraska.....................           273,875        11        0.09        24,898     5.784      311.02       706        93.4
Nevada.......................        13,028,249       365        4.20        35,694     7.520      296.38       720        84.2
New Hampshire................         2,430,032        81        0.78        30,000     7.240      299.11       706        85.0
New Jersey...................         9,197,161       281        2.97        32,730     7.059      299.23       702        81.3
New Mexico...................         1,645,950        55        0.53        29,926     7.840      294.35       716        90.5
New York.....................         7,775,823       222        2.51        35,026     6.881      299.34       702        75.9
North Carolina...............         6,617,138       242        2.13        27,344     7.197      300.48       708        90.7
North Dakota.................            87,000         3        0.03        29,000     6.523      299.20       687        88.5
Ohio.........................         7,843,465       280        2.53        28,012     7.005      300.72       718        91.9
Oklahoma.....................         1,247,984        49        0.40        25,469     6.778      296.76       704        90.0
Oregon.......................         5,101,599       165        1.65        30,919     7.413      298.89       714        86.6
Pennsylvania.................         8,606,274       319        2.78        26,979     6.771      298.34       709        86.5
Rhode Island.................         1,013,446        34        0.33        29,807     6.608      302.16       701        80.7
South Carolina...............         3,575,305       123        1.15        29,068     6.939      299.50       717        91.4
South Dakota.................           193,137         8        0.06        24,142     7.420      296.94       711        89.1
Tennessee....................         4,836,286       169        1.56        28,617     6.768      298.70       715        94.2
Texas........................         1,883,994        67        0.61        28,119     6.687      298.81       721        82.9
Utah.........................         8,542,001       268        2.76        31,873     7.053      296.52       714        90.2
Vermont......................           354,109        12        0.11        29,509     5.477      299.00       702        82.5
Virginia.....................         8,212,829       228        2.65        36,021     6.399      298.82       708        82.3
Washington...................        13,329,868       393        4.30        33,918     7.188      299.32       710        88.1
West Virginia................           595,548        23        0.19        25,893     7.121      298.81       719        89.4
Wisconsin....................         5,207,629       198        1.68        26,301     6.540      298.65       712        87.4
Wyoming......................           320,686        12        0.10        26,724     6.548      296.23       719        77.5
                                 --------------  ---------   ---------
     Total...................    $  309,999,951     9,838      100.00%
                                 ==============  =========   =========


                                      6

      Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
     Range of Credit Scores        Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
841 - 850....................     $       40,000        1        0.01%    $  40,000     9.750%     299.00       843        89.3%
821 - 840....................             39,900        3        0.01        13,300     7.185      296.34       827        76.8
801 - 820....................          4,536,178      165        1.46        27,492     6.800      297.68       808        81.4
781 - 800....................         16,736,636      549        5.40        30,486     6.876      297.78       789        83.0
761 - 780....................         28,687,089      935        9.25        30,681     6.874      299.50       770        84.2
741 - 760....................         35,022,907    1,129       11.30        31,021     6.919      298.69       750        85.4
721 - 740....................         42,669,177    1,282       13.76        33,283     6.998      297.61       730        85.9
701 - 720....................         48,261,322    1,482       15.57        32,565     7.029      299.03       710        86.5
681 - 700....................         43,911,979    1,365       14.17        32,170     7.213      298.99       690        86.5
661 - 680....................         41,868,921    1,341       13.51        31,222     7.223      299.15       671        85.4
641 - 660....................         27,670,011      926        8.93        29,881     7.312      298.56       651        82.8
621 - 640....................         19,067,099      611        6.15        31,206     7.097      298.43       631        81.2
601 - 620....................          1,438,828       47        0.46        30,613     7.317      298.11       618        74.8
561 - 580....................             26,845        1        0.01        26,845     6.750      299.00       574        90.0
560 or Less..................             23,060        1        0.01        23,060     9.750      300.00       558       100.0
                                  --------------  ---------   ---------
     Total...................     $  309,999,951    9,838      100.00%
                                  ==============  =========   =========


      As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 1 was approximately 710.

                 Property Type for the Group 1 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
         Property Type             Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
Single Family Residence......     $  206,878,776    6,713       66.74%    $  30,818     6.921%     298.87       708        83.4%
Planned Unit Development (PUD)        59,398,947    1,751       19.16        33,923     7.204      297.95       713        87.7
Low-Rise Condominium.........         35,881,429    1,160       11.57        30,932     7.585      298.81       716        89.5
2-4 Units....................          5,277,840      136        1.70        38,808     7.600      298.55       704        82.3
High-Rise Condominium........          2,562,958       78        0.83        32,858     7.691      298.60       719        87.9
                                  --------------  ---------   ---------
     Total...................     $  309,999,951    9,838      100.00%
                                  ==============  =========   =========


                                      7


                 Gross Margins for the Group 1 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
 Range of Group Margins (%)        Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
Less than or equal to 0.000..     $   42,610,090    1,251       13.75%    $  34,061     5.607%     297.83       739        71.5%
0.001 - 0.250................         13,441,309      400        4.34        33,603     5.991      298.50       708        68.4
0.251 - 0.500................         33,185,090    1,045       10.70        31,756     6.000      299.35       718        77.5
0.501 - 0.750................         11,266,793      271        3.63        41,575     6.809      302.85       718        80.7
0.751 - 1.000................         23,167,720      630        7.47        36,774     7.330      299.69       719        88.5
1.001 - 1.250................         19,500,098      610        6.29        31,967     6.223      300.56       679        78.0
1.251 - 1.500................         14,878,135      420        4.80        35,424     7.257      299.90       714        91.2
1.501 - 1.750................         11,216,507      297        3.62        37,766     8.134      300.13       681        80.2
1.751 - 2.000................         30,442,277    1,118        9.82        27,229     7.147      296.63       728        90.0
2.001 - 2.250................         14,866,491      549        4.80        27,079     7.010      298.19       699        89.0
2.251 - 2.500................         32,397,152    1,056       10.45        30,679     7.653      298.23       727        94.9
2.501 - 2.750................          8,719,863      289        2.81        30,173     9.049      298.88       691        90.9
2.751 - 3.000................         13,176,958      489        4.25        26,947     7.392      297.92       665        90.3
3.001 - 3.250................          3,137,422      119        1.01        26,365     8.251      299.05       689        92.0
3.251 - 3.500................         22,565,755      752        7.28        30,008     8.710      298.09       690        96.6
3.501 - 3.750................          2,519,893       88        0.81        28,635     8.415      296.98       700        96.0
3.751 - 4.000................          1,466,194       54        0.47        27,152     9.603      296.46       686        93.8
4.001 - 4.250................          1,630,158       54        0.53        30,188     8.600      298.32       688        96.3
4.251 - 4.500................          2,449,812       78        0.79        31,408    10.996      295.53       675        95.9
4.501 - 4.750................          4,919,087      181        1.59        27,177     8.011      298.43       647        96.1
4.751 - 5.000................            740,421       22        0.24        33,656     9.557      297.25       670        96.0
5.001 - 5.250................            278,122       12        0.09        23,177     8.774      298.35       669        95.8
5.251 - 5.500................            564,465       25        0.18        22,579     7.311      295.54       655        96.1
5.501 - 5.750................            510,020       17        0.16        30,001    11.913      298.70       650        95.1
5.751 - 6.000................            217,159        5        0.07        43,432     4.946      298.59       630        96.8
6.001 - 6.250................             81,941        2        0.03        40,971     7.667      298.54       640        93.8
6.251 - 6.500................             13,745        1        0.00        13,745    13.500      299.00       653        95.0
6.501 - 6.750................             37,275        3        0.01        12,425     8.270      298.56       702        92.6
                                  --------------  ---------   ---------
     Total...................     $  309,999,951    9,838      100.00%
                                  ==============  =========   =========


      As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 1 was approximately 1.627%.


                                      8




      The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
      Range of Credit                Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
   Limit Utilization Rates (%)     Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
  0.01 - 10.00...............     $      596,374      172        0.19%    $   3,467     6.938%     293.86       728        71.2%
10.01 - 20.00................          2,466,825      303        0.80         8,141     6.572      296.16       728        69.7
20.01 - 30.00................          3,969,090      307        1.28        12,929     6.265      297.85       722        72.8
30.01 - 40.00................          6,808,924      393        2.20        17,326     6.265      298.27       717        71.7
40.01 - 50.00................          7,985,381      397        2.58        20,114     6.014      298.22       710        75.6
50.01 - 60.00................          9,642,894      406        3.11        23,751     6.225      296.60       714        74.9
60.01 - 70.00................         11,662,018      433        3.76        26,933     6.051      297.59       712        77.9
70.01 - 80.00................         15,542,871      492        5.01        31,591     6.455      299.26       707        77.8
80.01 - 90.00................         15,196,889      427        4.90        35,590     6.359      297.94       714        79.8
90.01 - 100.00...............        235,675,061    6,497       76.02        36,274     7.318      298.93       709        87.6
Greater than 100.00..........            453,624       11        0.15        41,239     7.701      287.07       683        92.0
                                   --------------  ---------   -------
     Total...................     $  309,999,951    9,838      100.00%
                                  ===============  =========   =======


      As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 1 was approximately 83.09%.

               Maximum Loan Rates for the Group 1 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
    Maximum Loan Rates (%)         Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
11.949.......................     $       60,491        1        0.02%    $  60,491     8.750%     295.00       666        89.4%
16.000.......................         14,257,940      458        4.60        31,131     7.013      300.40       705        82.9
17.000.......................         35,100,924    1,031       11.32        34,046     7.328      298.83       705        86.1
18.000.......................        260,580,596    8,348       84.06        31,215     7.038      298.57       711        84.9
                                   --------------  ---------   -------
    Total....................     $  309,999,951    9,838      100.00%
                                   ==============  =========   =======


      As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 1 was approximately 17.794%.

                                      9


                 Credit Limits for the Group 1 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
 Range of Credit Limits ($)        Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
       0.01 - 10,000.00......     $    1,008,555      129        0.33%    $   7,818     7.312%     300.12       698        84.0%
  10,000.01 - 20,000.00......         25,109,431    1,773        8.10        14,162     6.996      298.00       706        85.0
  20,000.01 - 30,000.00......         59,717,286    2,658       19.26        22,467     7.334      297.92       706        87.6
  30,000.01 - 40,000.00......         56,093,695    1,818       18.09        30,855     7.317      298.51       714        89.5
  40,000.01 - 50,000.00......         60,124,431    1,609       19.39        37,368     7.261      299.13       712        86.6
  50,000.01 - 60,000.00......         24,297,221      541        7.84        44,912     6.947      299.82       709        85.9
  60,000.01 - 70,000.00......         14,146,876      294        4.56        48,119     6.726      299.26       699        84.4
  70,000.01 - 80,000.00......         13,481,586      251        4.35        53,711     6.733      300.16       704        79.1
  80,000.01 - 90,000.00......         10,158,668      159        3.28        63,891     6.877      297.04       708        83.2
  90,000.01 - 100,000.00.....         17,402,312      296        5.61        58,792     6.527      298.30       704        73.0
 100,000.01 - 125,000.00.....         10,636,545      129        3.43        82,454     6.236      297.68       721        80.0
 125,000.01 - 150,000.00.....         13,313,403      140        4.29        95,096     6.618      299.84       722        75.9
 150,000.01 - 175,000.00.....          3,391,289       32        1.09       105,978     6.946      300.19       732        79.1
 175,000.01 - 200,000.00.....            721,855        7        0.23       103,122     6.766      299.00       726        66.4
 225,000.01 - 250,000.00.....            396,800        2        0.13       198,400     6.653      299.61       675        60.0
                                   --------------  ---------   ---------
     Total...................     $  309,999,951    9,838      100.00%
                                   ==============  =========   =========


      As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 1 was approximately $39,729.


                 Lien Priority for the Group 1 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
        Lien Priority              Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
Second Liens.................     $  309,999,951    9,838      100.00%    $  31,510     7.070%     298.68       710        85.0%
                                  --------------   ---------   ---------
     Total...................     $  309,999,951    9,838      100.00%
                                  ==============   =========   =========



               Delinquency Status for the Group 1 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
         Delinquency Status        Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
Current......................     $  309,999,951    9,838      100.00%    $  31,510     7.070%     298.68       710        85.0%
                                  --------------  ---------   ---------
     Total...................     $  309,999,951    9,838      100.00%
                                  ==============  =========   =========


                                      10


                Origination Year for the Group 1 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
    Origination Year               Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
1997.........................     $       12,096        1        0.00%    $  12,096     8.875%     202.00       753        88.3%
1998.........................              4,213        1        0.00         4,213     7.375      206.00       759        80.0
1999.........................             78,964        9        0.03         8,774     9.162      223.43       697        81.7
2000.........................          1,552,654       55        0.50        28,230     8.646      231.52       722        75.0
2001.........................             19,750        2        0.01         9,875     7.485      243.76       705        92.9
2002.........................            225,094       11        0.07        20,463     7.346      259.01       729        90.4
2003.........................          1,406,484       73        0.45        19,267     7.820      270.90       741        84.5
2004.........................          3,230,675      142        1.04        22,751     8.057      283.46       727        83.8
2005.........................        303,470,021    9,544       97.89        31,797     7.047      299.37       709        85.0
                                  ---------------  ---------   ---------
     Total...................     $  309,999,951    9,838      100.00%
                                  ===============  =========   =========


                                 Loan Group 2

               Principal Balances for the Group 2 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
 Range of Principal Balances ($)   Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
      0.01 -     10,000.00...     $    2,859,899      457        0.41%    $   6,258     7.583%     297.08       717       80.0%
 10,000.01 -     20,000.00...         18,623,122    1,193        2.70        15,610     8.592      297.41       717       86.4
 20,000.01 -     30,000.00...         11,442,539      477        1.66        23,989     8.623      297.93       718       88.0
 30,000.01 -     40,000.00...          3,672,009      105        0.53        34,972     8.149      298.30       718       85.2
 40,000.01 -     50,000.00...         15,685,076      336        2.27        46,682     8.460      297.33       715       86.6
 50,000.01 -     60,000.00...         27,714,820      498        4.02        55,652     8.507      298.03       720       87.7
 60,000.01 -     70,000.00...         37,049,802      565        5.37        65,575     8.570      298.02       712       87.7
 70,000.01 -     80,000.00...         38,357,712      510        5.56        75,211     8.692      297.92       716       88.1
 80,000.01 -     90,000.00...         34,159,759      399        4.95        85,613     8.714      298.63       713       91.2
 90,000.01 -    100,000.00...         52,585,527      544        7.62        96,665     8.587      298.58       714       87.1
100,000.01 -    125,000.00...         88,183,731      786       12.78       112,193     8.822      298.20       713       90.1
125,000.01 -    150,000.00...         68,935,878      497        9.99       138,704     8.991      298.79       705       88.9
150,000.01 -    175,000.00...         36,887,955      227        5.35       162,502     9.171      299.06       708       88.9
175,000.01 -    200,000.00...         58,614,893      306        8.49       191,552     8.829      298.68       708       83.5
200,000.01 -    225,000.00...         14,782,690       69        2.14       214,242     8.754      298.89       704       87.9
225,000.01 -    250,000.00...         18,175,836       75        2.63       242,344     8.414      298.93       716       82.2
250,000.01 -    275,000.00...         11,845,800       45        1.72       263,240     8.896      298.40       698       85.6
275,000.01 -    300,000.00...         14,320,859       49        2.08       292,262     8.593      298.75       686       82.4
300,000.01 -    325,000.00...          4,394,364       14        0.64       313,883     8.843      298.86       680       83.1
325,000.01 -    350,000.00...         13,693,439       40        1.98       342,336     9.143      299.13       701       86.5
350,000.01 -    375,000.00...          5,450,252       15        0.79       363,350     9.249      298.94       689       89.4
375,000.01 -    400,000.00...         11,405,178       29        1.65       393,282     8.967      299.17       693       84.4
400,000.01 -    425,000.00...          6,226,025       15        0.90       415,068     8.327      298.87       691       87.7
425,000.01 -    450,000.00...          7,442,739       17        1.08       437,808     8.628      299.06       686       84.8
450,000.01 -    475,000.00...          2,791,047        6        0.40       465,174    10.114      298.67       672       91.0
475,000.01 -    500,000.00...         12,946,010       26        1.88       497,923     8.344      299.23       695       81.4
500,000.01 -    525,000.00...          3,628,499        7        0.53       518,357    10.764      298.86       653       87.1
525,000.01 -    550,000.00...          4,844,798        9        0.70       538,311     7.812      299.44       695       86.4
550,000.01 -    575,000.00...          3,959,574        7        0.57       565,653     7.270      299.00       718       87.8
575,000.01 -    600,000.00...          4,739,015        8        0.69       592,377     7.225      299.12       711       83.5
600,000.01 -    625,000.00...          1,810,682        3        0.26       603,561     6.845      299.33       712       81.4
625,000.01 -    650,000.00...          3,823,700        6        0.55       637,283     7.952      299.33       711       86.5
650,000.01 -    675,000.00...          1,333,200        2        0.19       666,600     8.505      300.00       703       90.0
675,000.01 -    700,000.00...          2,037,000        3        0.30       679,000     7.409      298.67       702       75.1
700,000.01 -    725,000.00...          1,415,849        2        0.21       707,925     7.807      300.00       687       85.0
725,000.01 -    750,000.00...          5,236,475        7        0.76       748,068     7.944      299.57       723       81.4
750,000.01 -    775,000.00...          2,284,769        3        0.33       761,590     8.505      298.67       679       79.9
775,000.01 -    800,000.00...          1,583,639        2        0.23       791,819     8.999      299.50       730       85.0
800,000.01 -    825,000.00...            813,150        1        0.12       813,150     7.250      300.00       695       81.8
825,000.01 -    850,000.00...          2,540,000        3        0.37       846,667    11.462      299.67       670       86.7
850,000.01 -    875,000.00...          3,448,400        4        0.50       862,100    10.587      299.75       714       82.4
875,000.01 -    900,000.00...            900,000        1        0.13       900,000     3.990      300.00       674       62.4
925,000.01 -    950,000.00...          2,816,901        3        0.41       938,967     8.702      299.33       692       86.5
950,000.01 -    975,000.00...          1,935,000        2        0.28       967,500     8.252      298.99       743       72.4
975,000.01 - 1,000,000.00....          5,998,580        6        0.87       999,763     8.146      299.17       712       75.6
Greater than 1,000,000.00....         16,603,441       12        2.41     1,383,620     8.959      299.73       697       80.6
                                  --------------  ---------   --------
     Total...................     $  689,999,633    7,391      100.00%
                                  ==============  =========   ========


      As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 2 was approximately $93,357.

                                      12

                 Loan Programs for the Group 2 Mortgage Loans


                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
 Description of Loan Programs      Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
10 Year Draw, 20 Year Repay....    $    2,596,163      32        0.38%    $  81,130      7.757%    359.00       728        92.9%
5 Year Draw, 10 Year Repay.....           546,128       6        0.08        91,021      7.358     177.58       734        89.9
10 Year Draw, 15 Year Repay(1).       685,589,207   7,333       99.36        93,494      8.730     298.63       708        86.8
15 Year Draw, 0 Year Repay.....         1,076,780      18        0.16        59,821      8.950     176.34       737        96.2
15 Year Draw, 10 Year Repay....           191,355       2        0.03        95,678     11.416     297.69       676        91.6
                                   --------------  ---------   -------
     Total.....................    $  689,999,633   7,391      100.00%
                                   ==============  =========   =======

--------------
(1) Assumes that the draw period for the cut-off mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.

                   Loan Rates for the Group 2 Mortgage Loans


                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
    Range of Loan Rates (%)        Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
 3.501 -  4.000............       $    38,005,643     596        5.51%    $  63,768      3.990%    299.42       703        80.8%
 4.501 -  5.000............               158,277       2        0.02        79,138      5.000     295.42       749        89.7
 5.001 -  5.500............             4,617,220      67        0.67        68,914      5.495     297.41       714        89.7
 5.501 -  6.000............            13,353,146     161        1.94        82,939      5.776     297.71       704        92.5
 6.001 -  6.500............             4,384,074      30        0.64       146,136      6.416     298.81       731        86.7
 6.501 -  7.000............            77,205,459     843       11.19        91,584      6.935     299.22       717        85.6
 7.001 -  7.500............            36,746,886     369        5.33        99,585      7.388     298.08       724        80.1
 7.501 -  8.000............            58,376,163     493        8.46       118,410      7.881     298.93       715        82.4
 8.001 -  8.500............            55,047,814     522        7.98       105,456      8.357     298.36       714        86.4
 8.501 -  9.000............            90,309,762     825       13.09       109,466      8.875     298.20       702        85.8
 9.001 -  9.500............            83,946,983   1,006       12.17        83,446      9.328     298.07       720        87.9
 9.501 - 10.000.............           85,814,798     945       12.44        90,809      9.805     298.62       706        87.9
10.001 - 10.500..............          47,317,500     503        6.86        94,071     10.344     298.57       694        90.1
10.501 - 11.000..............          30,392,748     382        4.40        79,562     10.806     298.78       696        89.9
11.001 - 11.500..............          25,816,206     316        3.74        81,697     11.325     298.34       703        92.9
11.501 - 12.000..............          17,741,276     181        2.57        98,018     11.806     298.78       692        92.6
12.001 - 12.500..............           8,786,697      80        1.27       109,834     12.260     298.70       687        93.2
12.501 - 13.000..............           6,798,814      41        0.99       165,825     12.815     299.14       682        94.9
Greater than 13.000..........           5,180,167      29        0.75       178,626     13.605     299.37       667        94.2
                                   --------------  ---------   -------
     Total...................      $  689,999,633   7,391      100.00%
                                   ==============  =========   =======

      As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 2 was approximately 8.726%.

                                      13



     Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
 Range of Months Remaining to        Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
     Scheduled Maturity            Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
169 - 180....................     $    1,622,908       24        0.24%    $  67,621     8.414%     176.76       736        94.0%
229 - 240....................            926,109       42        0.13        22,050     9.117      238.26       718        81.1
253 - 264....................             43,791        3        0.01        14,597     7.297      260.00       761        75.6
265 - 276....................            607,820       16        0.09        37,989     8.033      272.79       721        76.8
277 - 288....................          2,433,735       33        0.35        73,750     8.488      282.62       729        80.3
289 - 300....................        681,769,107    7,241       98.81        94,154     8.732      298.79       708        86.8
349 - 360....................          2,596,163       32        0.38        81,130     7.757      359.00       728        92.9
                                  --------------   --------   --------
     Total...................     $  689,999,633    7,391      100.00%
                                  ==============  =========   ========


      As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 2 was approximately 299.

      The above table assumes that the draw period for the mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.

         Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
 Range of Combined Loan-to-Value     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
            Ratio (%)              Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
10.01 -   20.00..............     $      14,500         2        0.00%    $   7,250     3.990%     299.00       777        17.6%
20.01 -   30.00..............            397,671        9        0.06        44,186     7.599      299.10       672        26.5
30.01 -   40.00..............          2,075,942       29        0.30        71,584     8.051      297.65       769        36.0
40.01 -   50.00..............          4,316,890       65        0.63        66,414     7.172      298.19       720        45.8
50.01 -   60.00..............         12,924,258      137        1.87        94,338     7.317      298.49       714        56.8
60.01 -   70.00..............         44,986,424      426        6.52       105,602     7.511      298.07       708        67.2
70.01 -   80.00..............        114,348,732      983       16.57       116,326     8.267      298.70       699        77.7
80.01 -   90.00..............        328,918,812    3,893       47.67        84,490     8.954      298.71       709        88.7
90.01 -  100.00..............        182,016,403    1,847       26.38        98,547     9.050      298.38       713        97.8
                                  --------------  --------    --------
     Total...................     $  689,999,633    7,391      100.00%
                                  ==============  =========   ========

      As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 2 was approximately 86.80%.


                                      14


      The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

            Geographic Distribution for the Group 2 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
         State                     Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
Alabama......................     $     549,337        24        0.08%   $   22,889     7.199%     294.11       711        91.1%
Alaska.......................           520,217         8        0.08        65,027     8.765      298.89       700        89.8
Arizona......................        22,423,936       361        3.25        62,116     8.628      297.95       719        86.8
California...................       392,373,401     3,177       56.87       123,504     8.871      298.59       706        87.2
Colorado.....................        14,916,777       160        2.16        93,230     8.112      298.79       718        89.1
Connecticut..................         6,062,901        53        0.88       114,394     7.756      299.03       707        80.7
Delaware.....................           406,944        10        0.06        40,694     8.402      299.18       710        86.4
District of Columbia.........           782,474         9        0.11        86,942     9.721      296.61       708        94.1
Florida......................        53,076,066       737        7.69        72,016     9.112      298.61       706        85.5
Georgia......................         5,045,774        82        0.73        61,534     7.669      298.95       704        91.2
Hawaii.......................         8,696,116        82        1.26       106,050     8.392      299.12       715        84.1
Idaho........................         3,624,083        72        0.53        50,334     8.849      298.68       707        82.6
Illinois.....................        15,846,820       201        2.30        78,840     8.611      299.45       700        89.1
Indiana......................         1,506,684        53        0.22        28,428     7.596      299.21       688        90.1
Iowa.........................           179,265         6        0.03        29,878     8.685      298.59       686        85.3
Kansas.......................           716,483        23        0.10        31,151     7.146      299.29       716        91.8
Kentucky.....................         1,334,004        34        0.19        39,235     7.287      298.57       704        90.5
Louisiana....................            27,951         2        0.00        13,976     3.990      299.27       693        92.3
Maine........................           524,149        14        0.08        37,439     6.144      303.49       716        79.6
Maryland.....................        12,406,908       131        1.80        94,709     8.039      299.77       709        85.9
Massachusetts................        12,479,962       140        1.81        89,143     8.455      299.45       699        83.7
Michigan.....................         3,206,908       106        0.46        30,254     8.220      298.46       699        90.8
Minnesota....................         3,124,437        58        0.45        53,870     8.063      298.85       703        87.0
Mississippi..................            12,500         1        0.00        12,500    10.000      298.00       647        90.0
Missouri.....................         2,731,789        51        0.40        53,564     7.786      300.14       708        86.6
Montana......................           609,863        13        0.09        46,913     6.883      298.29       724        85.5
Nebraska.....................           152,711         5        0.02        30,542     8.219      334.10       738        97.8
Nevada.......................        22,143,175       310        3.21        71,430     9.064      295.91       714        88.2
New Hampshire................         1,624,687        25        0.24        64,987     8.319      299.00       736        87.4
New Jersey...................        16,079,961       149        2.33       107,919     8.238      297.34       710        82.4
New Mexico...................         1,646,995        34        0.24        48,441     7.624      297.32       729        86.1
New York.....................        21,817,783       191        3.16       114,229     8.525      298.68       716        82.7
North Carolina...............         3,731,025        77        0.54        48,455     8.273      298.00       717        91.2
North Dakota.................            13,224         1        0.00        13,224     8.875      300.00       717        90.0
Ohio.........................         3,343,763        82        0.48        40,778     8.209      298.02       712        88.2
Oklahoma.....................           449,908        19        0.07        23,679     7.057      293.39       700        91.2
Oregon.......................         5,970,415        90        0.87        66,338     8.535      298.66       718        85.1
Pennsylvania.................         3,012,991        86        0.44        35,035     8.309      299.24       707        86.7
Rhode Island.................           789,277        10        0.11        78,928     9.577      305.56       695        84.8
South Carolina...............         3,631,542        72        0.53        50,438     8.932      295.35       714        90.0
South Dakota.................            55,500         5        0.01        11,100     9.032      298.95       741        88.7
Tennessee....................         2,167,590        58        0.31        37,372     7.307      298.68       718        90.1
Texas........................         1,565,267        46        0.23        34,028     8.616      298.53       744        88.4
Utah.........................         4,660,525        93        0.68        50,113     8.736      298.35       715        87.8
Vermont......................           427,634         9        0.06        47,515     8.148      298.70       722        75.9
Virginia.....................        16,498,232       187        2.39        88,226     8.455      300.35       714        87.2
Washington...................        14,165,955       170        2.05        83,329     8.481      298.55       713        87.6
West Virginia................           497,646        12        0.07        41,471     8.338      299.42       727        87.0
Wisconsin....................         2,103,567        45        0.30        46,746     8.627      298.43       700        84.5
Wyoming......................           264,507         7        0.04        37,787     6.651      298.95       767        90.5
                                  -------------  ---------   ---------
     Total...................     $ 689,999,633     7,391      100.00%
                                 ==============  =========   ========

                                      15

      Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
 Range of Credit Scores            Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
821 - 840....................     $      70,619         2        0.01%    $  35,310     6.644%     298.25       821        89.7%
801 - 820....................         5,926,717        91        0.86        65,129     8.180      299.51       805        87.2
781 - 800....................        31,516,950       407        4.57        77,437     8.122      299.27       789        83.7
761 - 780....................        50,399,302       675        7.30        74,666     8.292      297.35       770        87.5
741 - 760....................        78,927,371       950       11.44        83,081     8.515      298.39       750        86.7
721 - 740....................        94,360,107     1,081       13.68        87,290     8.569      298.23       731        88.3
701 - 720....................       116,111,352     1,222       16.83        95,017     8.694      298.66       710        87.7
681 - 700....................       118,246,456     1,153       17.14       102,555     9.035      298.73       691        87.4
661 - 680....................       104,564,582       931       15.15       112,314     8.891      298.83       671        86.5
641 - 660....................        56,046,513       539        8.12       103,982     9.055      298.81       652        84.7
621 - 640....................        30,631,229       314        4.44        97,552     9.018      298.89       632        83.6
601 - 620....................         2,951,955        24        0.43       122,998     8.212      298.59       616        84.4
581 - 600....................           180,000         1        0.03       180,000     9.375      298.00       586        79.5
561 - 580....................            66,480         1        0.01        66,480     7.000      299.00       568        92.0
                                 --------------  --------   ----------
     Total...................     $ 689,999,633     7,391      100.00%
                                 ==============  ========   ==========


      As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 2 was approximately 708.


                 Property Type for the Group 2 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
        Property Type              Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
Single Family Residence......     $  392,312,918    4,216       56.86%    $  93,053     8.602%     298.68       705        86.3%
Planned Unit Development (PUD)       174,656,520    1,642       25.31       106,368     8.663      298.50       711        87.6
Low-Rise Condominium.........         65,197,953      996        9.45        65,460     8.967      297.77       717        88.5
2-4 Units....................         43,169,696      418        6.26       103,277     9.628      298.91       711        86.1
High-Rise Condominium........         14,662,546      119        2.13       123,215     9.079      298.87       707        85.6
                                  --------------  ---------   --------
     Total...................     $  689,999,633    7,391      100.00%
                                  ==============  =========   ========

                                      16



                 Gross Margins for the Group 2 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
 Range of Gross Margins (%)        Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
Less than or equal to 0.000..     $  62,080,055       577        9.00%    $ 107,591     6.513%     299.16       723        80.6%
0.001 - 0.250................        11,343,998       155        1.64        73,187     6.746      297.37       723        74.9
0.251 - 0.500................        30,128,880       316        4.37        95,345     6.743      298.16       722        78.7
0.501 - 0.750................        22,055,348       203        3.20       108,647     7.203      298.50       709        79.2
0.751 - 1.000................        46,185,341       388        6.69       119,034     7.719      299.11       717        85.0
1.001 - 1.250................        29,156,790       328        4.23        88,893     7.628      297.68       710        84.4
1.251 - 1.500................        34,198,349       304        4.96       112,495     8.180      299.02       711        87.2
1.501 - 1.750................        33,182,710       335        4.81        99,053     8.577      298.25       701        84.0
1.751 - 2.000................        67,309,045       685        9.75        98,261     8.622      298.33       705        87.4
2.001 - 2.250................        46,232,167       540        6.70        85,615     8.431      298.36       721        86.9
2.251 - 2.500................        59,591,581       786        8.64        75,816     8.900      298.37       723        90.2
2.501 - 2.750................        52,373,231       575        7.59        91,084     9.457      298.63       704        87.0
2.751 - 3.000................        39,046,367       461        5.66        84,699     9.542      298.60       705        89.9
3.001 - 3.250................        24,075,540       228        3.49       105,594     9.786      298.53       698        89.7
3.251 - 3.500................        30,754,902       371        4.46        82,897     9.735      298.73       687        91.0
3.501 - 3.750................        17,639,941       247        2.56        71,417    10.240      298.67       707        89.4
3.751 - 4.000................        14,978,584       161        2.17        93,035    10.420      298.79       677        91.4
4.001 - 4.250................        14,318,620       177        2.08        80,896    11.028      298.94       711        93.4
4.251 - 4.500................        13,641,515       167        1.98        81,686    10.971      297.89       691        92.9
4.501 - 4.750................        10,881,195       164        1.58        66,349    10.671      298.80       686        93.5
4.751 - 5.000................         8,406,053        55        1.22       152,837    11.801      298.79       688        92.9
5.001 - 5.250................         7,584,748        66        1.10       114,920    11.666      298.66       684        93.9
5.251 - 5.500................         1,989,043        23        0.29        86,480    12.031      299.13       686        91.4
5.501 - 5.750................         4,936,739        32        0.72       154,273    12.353      299.56       681        95.7
5.751 - 6.000................         2,191,318        15        0.32       146,088    12.486      298.26       674        93.3
6.001 - 6.250................         1,297,189         8        0.19       162,149     8.655      299.70       669        92.9
6.251 - 6.500................         1,684,793         8        0.24       210,599    13.201      299.47       672        92.6
6.501 - 6.750................         1,757,190         8        0.25       219,649    13.591      299.40       671        97.1
6.751 - 7.000................           802,800         5        0.12       160,560    14.000      298.91       640        94.6
7.001 - 7.250................            91,500         2        0.01        45,750    14.135      298.00       666        89.9
7.751 - 8.000................            84,102         1        0.01        84,102    14.990      297.00       624        90.5
                                 --------------  ---------   ---------
     Total...................     $ 689,999,633     7,391      100.00%
                                 ==============  =========   =========


      As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 2 was approximately 2.175%.

      The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                                      17

         Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
     Range of Credit                 Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
 Limit Utilization Rates (%)       Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
 0.01 - 10.00...............      $   1,129,036       179        0.16%    $   6,307     7.516%     297.21       727        76.7%
10.01 - 20.00................         2,808,241       158        0.41        17,774     7.011      294.25       733        76.5
20.01 - 30.00................         4,274,526       141        0.62        30,316     7.225      298.35       721        71.7
30.01 - 40.00................         5,346,368       140        0.77        38,188     7.400      298.24       713        76.3
40.01 - 50.00................         7,746,163       166        1.12        46,664     7.345      298.53       716        78.8
50.01 - 60.00................        10,351,331       152        1.50        68,101     7.736      300.04       714        77.3
60.01 - 70.00................        12,846,701       156        1.86        82,351     7.624      299.60       714        79.6
70.01 - 80.00................        15,840,504       161        2.30        98,388     7.760      297.92       708        80.2
80.01 - 90.00................        15,060,000       149        2.18       101,074     7.610      298.76       708        78.6
90.01 - 100.00...............       614,296,862     5,986       89.03       102,622     8.867      298.57       708        87.8
Greater than 100.00..........           299,900         3        0.04        99,967     8.954      281.37       680        89.4
                                  -------------    ------   ----------
     Total...................     $ 689,999,633     7,391      100.00%
                                  =============    ======   ==========

      As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 2 was approximately 89.35%.



               Maximum Loan Rates for the Group 2 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
      Maximum Loan Rates (%)       Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
16.000.......................     $  25,263,672       263        3.66%    $  96,060      8.493%    298.88       716        83.9%
17.000.......................        54,523,163       782        7.90        69,723      9.102     298.61       707        85.6
18.000.......................       610,153,792     6,345       88.43        96,163      8.702     298.55       708        87.0
21.000.......................            59,005         1        0.01        59,005     13.750     297.00       610        84.1
                                  --------------  --------   ---------
     Total...................     $ 689,999,633     7,391      100.00%
                                  ==============  ========   =========


      As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 2 was approximately 17.848%.



                                      18

                 Credit Limits for the Group 2 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
     Range of Credit Limits ($)    Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
      0.01 -  10,000.00......     $     717,633        88        0.10%    $   8,155     9.187%     299.10       710        88.8%
 10,000.01 -  20,000.00......        14,584,425       995        2.11        14,658     8.989      297.43       719        88.6
 20,000.01 -  30,000.00......        11,336,007       558        1.64        20,315     8.549      297.57       716        88.7
 30,000.01 -  40,000.00......         3,712,056       159        0.54        23,346     7.878      297.45       713        86.7
 40,000.01 -  50,000.00......        14,529,388       399        2.11        36,415     8.491      297.03       715        85.9
 50,000.01 -  60,000.00......        25,728,106       500        3.73        51,456     8.636      298.02       720        88.5
 60,000.01 -  70,000.00......        34,492,701       554        5.00        62,261     8.678      298.23       711        88.6
 70,000.01 -  80,000.00......        36,563,072       515        5.30        70,996     8.705      298.18       716        88.3
 80,000.01 -  90,000.00......        31,907,425       400        4.62        79,769     8.748      298.44       713        91.8
 90,000.01 - 100,000.00......        53,245,497       635        7.72        83,851     8.576      298.38       712        86.9
100,000.01 - 125,000.00......        82,104,031       766       11.90       107,185     8.945      298.16       714        91.4
125,000.01 - 150,000.00......        72,412,119       572       10.49       126,595     8.952      298.57       705        88.3
150,000.01 - 175,000.00......        33,843,059       226        4.90       149,748     9.216      298.76       707        90.1
175,000.01 - 200,000.00......        66,443,838       407        9.63       163,253     8.684      299.07       712        82.5
200,000.01 - 225,000.00......        15,785,132        84        2.29       187,918     8.699      299.26       704        87.8
225,000.01 - 250,000.00......        20,284,039       106        2.94       191,359     8.044      298.89       718        82.0
250,000.01 - 275,000.00......         9,831,295        42        1.42       234,078     8.970      298.90       702        87.4
275,000.01 - 300,000.00......        16,520,129        68        2.39       242,943     8.547      298.43       693        82.9
300,000.01 - 325,000.00......         3,326,950        11        0.48       302,450     8.729      299.00       681        81.7
325,000.01 - 350,000.00......        13,757,547        46        1.99       299,077     9.234      299.16       702        87.5
350,000.01 - 375,000.00......         5,783,500        19        0.84       304,395     9.201      298.75       697        89.1
375,000.01 - 400,000.00......        11,617,749        32        1.68       363,055     8.898      299.14       694        82.3
400,000.01 - 425,000.00......         5,641,331        15        0.82       376,089     9.085      299.10       683        91.3
425,000.01 - 450,000.00......         8,880,234        25        1.29       355,209     8.206      298.85       687        83.9
450,000.01 - 475,000.00......         3,924,004        11        0.57       356,728     9.555      298.63       676        87.6
475,000.01 - 500,000.00......        15,733,394        43        2.28       365,893     8.401      299.06       695        79.6
500,000.01 - 525,000.00......         4,137,231        11        0.60       376,112    10.381      296.66       666        86.6
525,000.01 - 550,000.00......         6,056,496        13        0.88       465,884     7.800      299.28       695        84.8
550,000.01 - 575,000.00......         4,549,465         9        0.66       505,496     7.245      299.11       718        88.1
575,000.01 - 600,000.00......         4,652,915         8        0.67       581,614     7.200      299.00       694        81.7
600,000.01 - 625,000.00......         1,336,400         4        0.19       334,100     8.146      299.45       715        93.7
625,000.01 - 650,000.00......         3,188,700         5        0.46       637,740     8.142      299.20       714        87.8
650,000.01 - 675,000.00......         1,715,437         3        0.25       571,812     8.448      299.78       696        89.5
675,000.01 - 700,000.00......         3,002,337         6        0.44       500,390     7.639      298.90       717        76.6
700,000.01 - 725,000.00......           712,910         1        0.10       712,910     7.000      300.00       713        90.0
725,000.01 - 750,000.00......         4,486,475         6        0.65       747,746     7.872      299.84       718        83.4
750,000.01 - 775,000.00......         2,919,769         4        0.42       729,942     8.178      298.96       683        79.9
775,000.01 - 800,000.00......         1,583,639         2        0.23       791,819     8.999      299.50       730        85.0
800,000.01 - 825,000.00......           813,150         1        0.12       813,150     7.250      300.00       695        81.8
825,000.01 - 850,000.00......         2,540,000         3        0.37       846,667    11.462      299.67       670        86.7
850,000.01 - 875,000.00......         3,871,240         5        0.56       774,248    10.141      299.78       717        83.2
875,000.01 - 900,000.00......         1,175,000         2        0.17       587,500     5.192      299.53       667        66.5
925,000.01 - 950,000.00......         3,519,840         4        0.51       879,960     8.687      299.46       686        85.2
950,000.01 - 975,000.00......           960,000         1        0.14       960,000     8.000      300.00       727        75.4
975,000.01 - 1,000,000.00....         7,870,501        11        1.14       715,500     7.840      299.00       714        71.5
Greater than 1,000,000.00....        18,203,467        16        2.64     1,137,717     8.826      299.61       702        80.2
                                  -------------   --------   ---------
     Total...................     $ 689,999,633     7,391      100.00%
                                  =============   ========   =========

      As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 2 was approximately $106,906.



                                      19

                 Lien Priority for the Group 2 Mortgage Loans

                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
       Lien Priority               Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
Second Liens.................     $ 689,999,633     7,391      100.00%    $  93,357     8.726%     298.57       708        86.8%
                                  -------------  ---------   ---------
     Total...................     $ 689,999,633     7,391      100.00%
                                  =============  =========   =========

               Delinquency Status for the Group 2 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
     Delinquency Status            Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
Current......................     $ 689,999,633     7,391      100.00%    $  93,357     8.726%     298.57       708        86.8%
                                  -------------  ---------   ---------
     Total...................     $ 689,999,633     7,391      100.00%
                                  =============  =========   =========


                Origination Year for the Group 2 Mortgage Loans

                                                                                                                         Weighted
                                                              Percent of              Weighted   Weighted    Weighted     Average
                                    Aggregate                 Aggregate     Average    Average    Average     Average    Combined
                                    Principal     Number of   Principal     Current    Gross     Remaining    Credit      Loan-to-
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term       Bureau       Value
      Origination Year             Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score    Ratio
--------------------------------  --------------  --------   -----------  ----------  --------   ---------   ----------  ---------
2000.........................     $     926,109        42        0.13%    $  22,050     9.117%     238.26       718        81.1%
2002.........................            43,791         3        0.01        14,597     7.297      260.00       761        75.6
2003.........................           607,820        16        0.09        37,989     8.033      272.79       721        76.8
2004.........................         2,383,175        33        0.35        72,217     8.500      282.51       729        80.1
2005.........................       686,038,738     7,297       99.43        94,017     8.727      298.73       708        86.8
                                  -------------  ---------   ---------
     Total...................     $ 689,999,633     7,391      100.00%
                                 ==============  =========   =========


      Mortgage Loan Statistics

      For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
----        ------------------------------------------------------------------

      (a) Not applicable.

      (b) Not applicable.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWHEQ, INC.


                                        By: /s/ Leon Daniels, Jr.
                                            ----------------------------
                                            Name:  Leon Daniels, Jr.
                                            Title:    Vice President



Dated: January 26, 2006